Income Taxes	12 Months Ended
Dec. 31, 2014
Income Taxes [Abstract]
Income Taxes

NOTE 8 – Income Taxes

The Trustees filed an election under Section 646 of the Tax Reform Act of 1986, as amended. As discussed in Note 3, beginning in 1989 the Trust is no longer subject to federal or Minnesota corporate income taxes, provided the requirements of Section 646 are met.  The principal requirements are:

•	The Trust must be exclusively engaged in the leasing of mineral properties and activities incidental thereto.

•	The Trust must not acquire any additional property other than permissible acquisitions as provided by Section 646.

If these requirements are violated, the Trust will be treated as a corporation for the taxable year in which the violation occurs and for all subsequent taxable years.  Since the election of Section 646, the Trust has remained in compliance with these requirements.